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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                           ------------------------



                           RELM WIRELESS CORPORATION



                           ------------------------


                          FORM 10-Q QUARTERLY REPORT

                         FOR THE FISCAL QUARTER ENDED:

                                MARCH 31, 2001


                           -------------------------


                                   EXHIBITS


                           -------------------------
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                                                                    EXHIBIT 10.1
                                                                    ------------

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made effective as of the 4 day of May, 2001, by and between RELM COMMUNICATIONS, INC., RELM WIRELESS CORPORATION, RXD, INC. (jointly, severally and collectively, "Borrower") and SUMMIT COMMERCIAL/GIBRALTAR CORP. ("Lender").


                                  BACKGROUND
                                  ----------

     A. Pursuant to that certain Loan and Security Agreement dated February 26, 1999 by and between Borrower and Lender (as amended by that certain Amendment to Loan and Security Agreement dated December 17, 1999, that certain Second Amendment to Loan and Security Agreement dated March 10, 2000, that certain Third Amendment to Loan and Security Agreement dated March 24, 2000 and as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), Lender agreed to extend certain credit facilities to Borrower.

     B. Borrower and Lender have agreed to amend the Loan Agreement as described herein.

     C. All capitalized terms used herein and not separately defined shall have the meanings provided for such terms in the Loan Agreement.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Financial Covenants. Effective January 1, 2001, Sections 8.1 and 8.2
          -------------------
of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

          "8.1 Cash Flow Coverage Ratio. Borrower shall have a Cash Flow
               ------------------------
          Coverage Ratio as of the end of each fiscal quarter of Borrower, measured on a cumulative year to date basis, of not less than (a) .5 to 1.0 as of March 31, 2001; and (b) 1.0 to
          1.0 as of each fiscal quarter of Borrower ending thereafter.

          8.2  Tangible Net Worth. Borrower shall have a Tangible Net
               ------------------
          Worth of not less than (a) Five Million Two Hundred Thousand Dollars ($5,200,000.00) as of March 31, 2001; (b) Five Million Four Hundred Thousand Dollars ($5,400,000) as of June 30, 2001; (c) Five Million Four Hundred Fifty Thousand Dollars ($5,450,000.00) as of September 30, 2001; and (d) Five Million Five Hundred Thousand Dollars ($5,500,000.00) as of December 31, 2001 and as of the end of each fiscal quarter of Borrower thereafter."

     2.   Amendment Fee. On the date hereof, Borrower shall pay to Lender an
          --------------
amendment fee equal to Two Thousand Dollars $2,000.00), which fee may be charged to the Line.

     3.   Additional Documents; Further Assurances. Borrower shall execute and
          ----------------------------------------
deliver or cause to be executed and delivered to Lender any and all documents, agreements, corporate resolutions,
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certificates and opinions as Lender shall request in connection with the execution and delivery of this Amendment or any documents in connection herewith, all of which shall be in form and content acceptable to Lender in its sole discretion.

     4.   Further Agreements and Representations of Borrower. Borrower does
          --------------------------------------------------
hereby:

          (a) ratify, confirm and acknowledge that, as amended hereby, the Loan Agreement and the other Loan Documents are valid, binding and in full force and effect;

          (b) covenant and agree to perform all of its obligations under the Loan Agreement and the other Loan Documents, as amended;

          (c) acknowledge and agree that as of the date hereof Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Lender Indebtedness or the enforcement of any of the terms of the Loan Agreement or the other Loan Documents, as amended;

          (d) acknowledge and agree that all representations and warranties of Borrower contained in the Loan Agreement and/or the other Loan Documents, as amended, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

          (e) represent and warrant that no Event of Default exists or will exist upon the delivery of notice, passage of time or both, and all information described in the foregoing Background is true and accurate; and

          (f) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the other Loan Documents and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to the Lender therein, which liens, security interests, rights and remedies are hereby ratified, confirmed, extended and continued as security for the Lender Indebtedness.

     5.   Costs and Expenses. In addition to the fee set forth in Section 2
          ------------------                                      ---------
hereof, upon execution of this Amendment, Borrower shall pay to Lender all costs and expenses incurred by Lender in connection with the review, preparation and negotiation of this Amendment and all documents in Connection therewith, including, without limitation, all of Lender's attorneys' fees and costs.

     6.   Inconsistencies. To the extent of any inconsistency between the terms,
          ---------------
conditions and provisions of this Amendment and the terms, conditions and provisions of the Loan Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force arid effect.

     7.   Construction. All references to the Loan Agreement therein or in any
          ------------
other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

     8.   No Waiver. Nothing contained herein is intended to nor shall it
          ---------
constitute a waiver by Lender of any rights and remedies available to it at law or in equity or as provided in the Loan Agreement or in the Loan Documents.

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     9.   Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of the parties hereto and their respective successors and assigns.

     10.  Governing Law. This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the day and year first above written.

                               RELM COMMUNICATIONS, INC.


                               By:       /s/ W. P. Kelly
                                  --------------------------------------------
                                         William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                               RELM WIRELESS CORPORATION


                               By:       /s/ W. P. Kelly
                                  --------------------------------------------
                                         William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                               RXD, INC.


                               By:       /s/ W. P. Kelly
                                  --------------------------------------------
                                         William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                               SUMMIT COMMERCIAL/GIBRALTAR CORP.

                               By:       /s/ Stewart J. Jensen.
                                  --------------------------------------
                               Name/Title      Stewart J. Jensen, V.P.
                                         -------------------------------



     The undersigned, intending to be legally bound hereby, acknowledge and agree (a) to the terms of the foregoing Amendment; (b) that the foregoing Amendment shall not in any way adversely affect or impair the obligations of the undersigned to Lender under those certain Surety Agreements front the undersigned to Lender, each dated February 26, 1999, or under any documents in connection therewith or collateral thereto; and (c) that such Surety Agreement and all such other documents are hereby ratified, confirmed and continued as of this 4 day of May, 2001.


                               REDGO PROPERTIES, INC.

                                       3
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                               By:        /s/ W. P. Kelly
                                  ---------------------------------------------
                                          William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                               RELM COMMUNICATIONS OF FLORIDA, INC.


                               By:        /s/ W. P. Kelly
                                  ---------------------------------------------
                                          William P. Kelly, Vice President/CFO
(CORPORATE SEAL)

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